Exhibit 19.4


  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                   October, 2002
  Distribution Date                                                                                                      11/15/2002
  Transaction Month                                                                                                               3

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,157,996,399.94              184,733
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $602,000,000.00         1.790%                      May 15, 2003
   Class A-2 A Notes                                                200,000,000.00         2.100%                    March 15, 2005
   Class A-2 B Notes                                              1,116,000,000.00         1.881%                    March 15, 2005
   Class A-3 A Notes                                                250,000,000.00         2.680%                 February 15, 2006
   Class A-3 B Notes                                                306,000,000.00         1.891%                 February 15, 2006
   Class A-4 A Notes                                                204,737,000.00         3.130%                 November 15, 2006
   Class A-4 B Notes                                                171,000,000.00         1.931%                 November 15, 2006
   Class B Notes                                                     89,992,000.00         3.560%                 February 15, 2007
   Class C Notes                                                     59,994,000.00         4.400%                      May 15, 2007
   Class D Certificates                                              59,994,000.00         6.000%                 February 15, 2009
                                                                     -------------
      Total                                                      $3,059,717,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $11,384,144.02                $1,751.69          $11,385,895.71
  Repurchased Loan Proceeds Related to Interest                          19,470.50                     0.00               19,470.50
                                                                         ---------                     ----               ---------
      Total                                                         $11,403,614.52                $1,751.69          $11,405,366.21
  Servicer Advances:
  Principal Advances                                                         $0.00                $2,914.26               $2,914.26
  Interest Advances                                                   2,170,292.21                   652.67            2,170,944.88
                                                                      ------------                   ------            ------------
      Total                                                          $2,170,292.21                $3,566.93           $2,173,859.14
  Principal:
  Principal Collections                                             $72,242,828.43               $33,694.62          $72,276,523.05
  Prepayments in Full                                                25,154,888.26                 3,066.70           25,157,954.96
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                      1,151,093.99                     0.00            1,151,093.99
  Payahead Draws                                                              0.00                 1,225.04                1,225.04
                                                                              ----                 --------                --------
      Total                                                         $98,548,810.68               $37,986.36          $98,586,797.04
  Liquidation Proceeds                                                                                                  $300,521.84
  Recoveries from Prior Month Charge-Offs                                                                                    366.00
                                                                                                                             ------
      Total Principal Collections                                                                                    $98,887,684.88
  Principal Losses for Collection Period                                                                                $632,293.20
  Total Regular Principal Reduction                                                                                  $99,222,004.50
  Total Collections                                                                                                 $112,466,910.23

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $112,466,910.23
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
                                                                                                                               ----
      Total                                                                                                         $112,466,910.23


                                     Page 1


  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                   October, 2002
  Distribution Date                                                                                                      11/15/2002
  Transaction Month                                                                                                               3

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,462,839.01        $2,462,839.01                $0.00
   Amount per $1,000 of Original Balance               0.80                 0.80                 0.00
  Net Swap Payment, Tranche A2 B                 $177,707.50
  Net Swap Payment, Tranche A3 B                 $180,986.25
  Net Swap Payment, Tranche A4 B                 $160,086.87

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $594,618.05         $594,618.05                  $0.00                $0.00               $0.00
   Class A2 A Notes                  350,000.00          350,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                1,799,472.50        1,799,472.50                   0.00                 0.00                0.00
   Class A3 A Notes                  558,333.33          558,333.33                   0.00                 0.00                0.00
   Class A3 B Notes                  496,038.75          496,038.75                   0.00                 0.00                0.00
   Class A4 A Notes                  534,022.34          534,022.34                   0.00                 0.00                0.00
   Class A4 B Notes                  283,088.13          283,088.13                   0.00                 0.00                0.00
   Class B Notes                     266,976.27          266,976.27                   0.00                 0.00                0.00
   Class C Notes                     219,978.00          219,978.00                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $5,102,527.37       $5,102,527.37                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $299,970.00         $299,970.00               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----

  Total Note and Cert. Interest:     $5,402,497.37       $5,402,497.37               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $104,082,793.23

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        38,473,273.40
   Regular Principal Distribution Amount    347,294,426.83
                                            --------------
      Principal Distribution Amount        $385,767,700.23
  Noteholder Principal Distributions:
   Class A1 Notes                                       $104,082,793.23
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 A Notes                                                0.00
   Class A4 B Notes                                                0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $104,082,793.23
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:            $104,082,793.23
  Collections Released to Servicer                                $0.00
  Total Available for Distribution         $112,466,910.23
  Total Distribution (incl. Servicing Fee) $112,466,910.23

  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                   October, 2002
  Distribution Date                                                                                                      11/15/2002
  Transaction Month                                                                                                               3


  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $172.90                   $0.99                  $173.88
  Class A2 A Notes                                               0.00                    1.75                     1.75
  Class A2 B Notes                                               0.00                    1.61                     1.61
  Class A3 A Notes                                               0.00                    2.23                     2.23
  Class A3 B Notes                                               0.00                    1.62                     1.62
  Class A4 A Notes                                               0.00                    2.61                     2.61
  Class A4 B Notes                                               0.00                    1.66                     1.66
  Class B Notes                                                  0.00                    2.97                     2.97
  Class C Notes                                                  0.00                    3.67                     3.67
                                                                 ----                    ----                     ----
      Total Notes                                              $34.70                   $1.70                   $36.40

  Class D Certificates                                          $0.00                   $5.00                    $5.00
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $34.02                   $1.77                   $35.78

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                      Balance         Pool Factor
  Aggregate Balance of Notes               $2,783,490,700.23       0.9279159              $2,679,407,907.00         0.8932184
  Class A1 Notes                              385,767,700.23       0.6408101                 281,684,907.00         0.4679151
  Class A2 A Notes                            200,000,000.00       1.0000000                 200,000,000.00         1.0000000
  Class A2 B Notes                          1,116,000,000.00       1.0000000               1,116,000,000.00         1.0000000
  Class A3 A Notes                            250,000,000.00       1.0000000                 250,000,000.00         1.0000000
  Class A3 B Notes                            306,000,000.00       1.0000000                 306,000,000.00         1.0000000
  Class A4 A Notes                            204,737,000.00       1.0000000                 204,737,000.00         1.0000000
  Class A4 B  Notes                           171,000,000.00       1.0000000                 171,000,000.00         1.0000000
  Class B Notes                                89,992,000.00       1.0000000                  89,992,000.00         1.0000000
  Class C Notes                                59,994,000.00       1.0000000                  59,994,000.00         1.0000000
  Class D Certificates                         59,994,000.00       1.0000000                  59,994,000.00         1.0000000
                                               -------------       ---------                  -------------         ---------
     Total                                 $2,843,484,700.23       0.9293293              $2,739,401,907.00         0.8953122
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.49%                                           5.50%
  Weighted Average Remaining Maturity (WAM)              45.02                                           44.18
  Remaining Number of Receivables                      178,338                                         175,187
  Portfolio Receivable Balance               $2,955,406,806.13                               $2,856,184,801.63

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $12,771,866.02
  Specified Credit Enhancement Amount                                                                        $28,561,848.02
  Yield Supplement Overcollateralization Amount                                                             $111,167,374.80
  Target Level of Overcollateralization                                                                     $123,939,240.82

  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                   October, 2002
  Distribution Date                                                                                                      11/15/2002
  Transaction Month                                                                                                               3

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,789,982.00
  Specified Reserve Account Balance                                                                           15,789,982.00
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,789,982.00
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,789,982.00
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $300,521.84
  Recoveries from Prior Month Charge-Offs                                                                                   $366.00
  Total Principal Losses for Collection Period                                                                          $632,293.20
  Charge-off Rate for Collection Period (annualized)                                                                          0.13%
  Cumulative Net Losses for all Periods                                                                                 $508,228.34


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,242                $19,869,979.61
  61-90 Days Delinquent                                                                           144                 $2,216,637.60
  91-120 Days Delinquent                                                                           52                   $803,375.65
  Over 120 Days Delinquent                                                                          1                    $16,086.98

  Repossesion Inventory                                                                           152                 $2,584,721.00


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0181%
  Preceding Collection Period                                                                                               0.0519%
  Current Collection Period                                                                                                 0.1369%
  Three Month Average                                                                                                       0.0690%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0864%
  Current Collection Period                                                                                                 0.1125%
  Three Month Average                                                                                                       0.0674%

  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                   October, 2002
  Distribution Date                                                                                                      11/15/2002
  Transaction Month                                                                                                               3

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,242,610.62                     $6,822.61
  New Advances                                                                           2,151,484.27                      3,566.93
  Servicer Advance Recoveries                                                            1,559,789.50                      4,117.30
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $3,834,305.39                     $6,272.24

  Current Month Interest Advances for Prepaid Loans                                        $18,807.94                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $4,743.90
  Additional Payaheads                                                                                                     4,521.90
  Payahead Draws                                                                                                           4,348.41
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                         $4,917.39


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